--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                 Semiannual Report
                                  High Yield Fund
--------------------------------------------------------------------------------
                                 November 30, 1998
--------------------------------------------------------------------------------

REPORT HIGHLIGHTS
================================================================================

High Yield Fund

* The high-yield bond market sold off sharply in the wake of Russia's financial crisis and the near collapse of some huge, highly leveraged hedge funds.

* The fund held up comparatively well, with a virtually flat six-month return and respectable 12-month return that exceeded fund benchmarks by wide margins.

*    Continuing an approach  initiated last spring,  we moved the portfolio to a
     more   defensive   posture   in  terms  of  credit   quality   and   sector
     diversification.

*    Telecommunications   remained   our   largest   sector,   although   it  is
     underweighted compared with industry benchmarks.

* Despite the high-yield market's strong rebound in late fall, we remain cautious since we expect slower economic growth in 1999. 1

FELLOW SHAREHOLDERS

     After enjoying an excellent environment for over two years, the high-yield bond market was hit hard during the third calendar quarter. Russia's midsummer financial crisis and default decimated emerging market bonds and also some highly leveraged hedge funds. Stocks sold off around the world, and investors fled from lower-quality bonds. Your fund did not escape unscathed but held up significantly better than its average competitor and overall high-yield indices.

================================================================================
Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 11/30/98             6 months        12 months
-------------------------------------------------------------

High Yield Fund                    -0.08%              6.27%

First Boston High Yield Index      -3.15               1.73

Lipper High Yield Funds Average    -4.36               0.91
================================================================================

     Our increasingly cautious assessment of the high-yield market in the first half of 1998 had led us to upgrade the portfolio and largely avoid the low-quality new issues that were flooding the market. As a result, your fund's return for the six-month period was only barely in the negative column while the overall market and average high-yield fund posted substantial losses. Income of $0.38 per share largely offset the $0.39 decline in share price during this period. Our tilt to a more conservative posture enabled the fund to preserve earlier gains, leading to a respectable 6.27% return for the year ended November 30 that surpassed our benchmarks by wide margins.

Market  Environment

     You might sum up the past six months by saying the chickens came home to roost. A number of previous trends had made the high-yield market vulnerable to the kind of destabilizing events that occurred last summer. Chief among these were the extraordinary amount of money that yield-seeking investors were pouring into lower-quality investments, particularly CCC and nonrated securities, and the deteriorating quality of the huge new issue supply. Even though the U.S. economy continued to grow, which is usually positive for high-yield bonds, the high-yield market could not survive the collapse of confidence in emerging markets, the unwinding of leveraged hedge fund positions, and the global "flight to quality" -- principally to U.S. Treasury securities. Dramatic evidence of the rush from lower-quality bonds was the jump in the yield spread between noninvestment-grade bonds and Treasuries to almost six percentage points, as shown in the chart. By the end of October, the average high-yield bond fund was posting three-month returns close to -10%, and your fund's return was -6.7% over that period.

================================================================================
               PREPARING FOR THE YEAR 2000
               ---------------------------
               The Year 2000 draws closer every day, and it holds
          special meaning beyond the arrival of a new millennium.
          The issue for investors is that many computer  programs
          throughout  the world use two digits instead of four to
          identify  the year  and may  assume  the  next  century
          starts with 1900.  If these  programs are not modified,
          they will not be able to  correctly  handle the century
          change  when  the  year  changes  from  "99" to "00" on
          January  1,  2000,  and they  will no longer be able to
          perform  necessary  functions.   The  Year  2000  issue
          affects all companies and organizations.

               T. Rowe Price has been taking steps to assure that its computer systems and processes are capable of functioning in the Year 2000. Detailed plans for remediation efforts have been developed and are currently being executed.

               OUR PLAN OF ACTION
               ------------------
               We began to address these issues several years ago by requiring that all new systems process and store four-digit years. We will complete all reprogramming efforts for the major application systems, including business applications required to service our customers and processing infrastructure necessary to ensure the integrity of customer data and investments, by December 31, 1998, leaving a full 12 months for system testing. Because we exchange data electronically with customers and vendors, we are working with them to assess the adequacy of their own compliance efforts. Our goal is to ensure the continuation of the same level of service to all our mutual fund shareholders and clients after December 31, 1999.
               We are asking all vendors and companies we do business with for a Year 2000 compliance status, with the expectation that some organizations will not be able to modify their interface files prior to December 31, 1999. Our goal is to identify any noncompliant files so that we can implement alternative solutions. In addition, we are scheduling tests for critical vendors and companies that claim Year 2000 compliance to ensure that time-related data and calculations function properly as we move into the next century.

               SMOOTH TRANSITION PLANNED
              -------------------------
               We  believe  our  programs  and  initiatives  will
          provide a smooth  transition into the next  millennium.
          We are  assessing  all  systems  providing  products or
          services  to  our  retail  mutual  fund   shareholders,
          retirement plan sponsors, and participants,  and we are
          taking  steps to modify  them where  necessary  for the
          Year 2000. Our plan provides time to develop  solutions
          for  all  noncompliant  systems  and  data  files  from
          customers or vendors.
               The  Securities  Industry   Association  (SIA)  is
          coordinating   Year  2000   testing   to  assure   that
          securities     markets,      clearing     corporations,
          depositories,  and third party  service  providers  can
          send,  receive,  and  process  files  and  transactions
          accurately. In late July 1998, the SIA completed a beta
          test of Year 2000  readiness.  The test was  considered
          successful in terms of transactions  completed and will
          serve  as  the  basis   for  the  SIA's   industry-wide
          approach.  During October 1998, T. Rowe Price completed
          its beta test of Year 2000  readiness  with the SIA and
          is ready for the  industry-wide  test that is scheduled
          for March and April 1999.
               For a more  detailed  discussion  of our Year 2000
          effort, as well as continuing  updates on our progress,
          please check our Web site (www.troweprice.com).
================================================================================

    [Edgar description: A line chart showing the yield spread between Treasury and B/BB rated bonds from 1989 to Nov. 1998.] [Wrap preceding and succeeding paragraph copy around chart.]

     The sell-off persisted through mid-October, when the second of the Federal Reserve's three interest rate cuts sparked a stock market rally as well as renewed confidence in the high-yield market. The depressed new issue market showed signs of life, and investors began to move substantial amounts of money back into high-yield bond funds. Consequently, high-yield bond prices rose strongly in November, enabling most funds, including yours, to post returns in excess of 5% for the month.

PORTFOLIO  REVIEW

     As the six-month period got under way in June, we continued the strategy initiated in the late spring of gradually paring the fund's exposure to B rated debt and adding to our BB rated holdings. While the B category remained our greatest concentration, it decreased as a percent of assets from about two-thirds at the beginning of 1998 to just over one-half at the end of September. At the same time, BB/B (split-rated) and BB bonds increased from approximately 9% of net assets to a high of almost 23% during this time span. We largely avoided owning bonds of "deep cyclicals," such as steel companies, which are directly exposed to domestic or global economic growth cycles. Fund holdings remained almost exclusively domestic. These moves provided some cushion for the fund when the decline commenced in August.

     However, we continued to have significant exposure to the telecommunications sector, which, like the deep cyclicals, was badly hurt. Within this sector, however, our exposure to CCC rated bonds was lower than that of our typical competitor.

     In September, we viewed the market as oversold and used some of our cash to pick up bonds that seemed cheap, increasing our B rated holdings. For instance, we added to our overall holdings in the depressed telecommunications sector, raising our sector weighting to about 17% -- still underweighted compared with the average high-yield bond fund. Within that sector, for example, we added to our position in Nextel, which we think is the "blue chip" of wireless companies. Telecom bonds subsequently participated strongly in the November rebound. In the paper sector, we added to our holding in Repap New Brunswick, a coated paper manufacturer whose bonds had traded down to 50 cents on the dollar and have since risen to about 78 cents. Two of our best performers during the six months were Doane Products and Windy Hill Pet Food. These makers of private-label dog food (for Wal-Mart and other stores) merged with each other. While plenty of our holdings declined with the market, none experienced major credit difficulties, for which we credit the efforts of our research analysts.

     [Edgar description here: Quality Diversification. Pie chart showing percent of fund assets by credit rating. [wrap preceding paragraph around pie]

OUTLOOK

     Our pleasure at the high-yield market's swift rebound is tempered by our outlook and by certain market fundamentals. On the plus side, the market seems technically strong because a lot of money is returning and the flow of new issues, which dried up during the fall, is still meager. While yield spreads between high-yield and high-quality bonds have narrowed, they are still wide, which might suggest that high-yield bonds are cheap. However, the average is skewed by three industry sectors -- telecommunications, energy, and commodity producers -- that continue to carry substantial risk premiums. Outside of those, we think it's hard to make a case for a cheap market in view of the likelihood of slower economic growth in 1999. Lower growth is bound to be reflected in declining corporate earnings, but we won't know for certain until next April when companies report annual results. In the meantime, last fall's hiatus in new issues created a backlog that will undoubtedly pour into the resurgent market. Most of these issues are low quality.

     In summary, we see many reasons to remain on the cautious side. We intend to maintain our widely diversified portfolio, to emphasize cash-paying bonds rated B or better, and to draw heavily on our research team for guidance. If the economy slows and the stock market declines again, the high-yield market will follow suit. We cannot insulate the fund from such broad moves, but we think our relatively conservative posture may again cushion performance. We would, of course, be happy to have a stronger-than-expected economy, but we think long-term high-yield investors should -- as always -- be prepared for the possibility of bumps in the road ahead.

Respectfully submitted,
[signature]
Mark J.  Vaselkiv
Chairman of the  Investment Advisory Committee
December 18, 1998

================================================================================
Portfolio  Highlights
--------------------------------------------------------------------------------
Key statistics
                                       5/31/98          11/30/98
                                       -------          --------
Price Per Share                         $ 8.85          $ 8.46
Dividends Per Share
        For 6 months                      0.39            0.38
        For 12 months                     0.76            0.76
Dividend Yield *
        For 6 months                      8.89%           8.98%
        For 12 months                     9.11            9.13
30-Day Standardized Yield                 8.19            9.50

Weighted Average Maturity (years)         9.1             9.0
Weighted Average Effective
     Duration (years)                     4.2             4.4
Weighted Average Quality **                 B               B
--------------------------------------------------------------------------------
* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
**   Based on T. Rowe Price research.
--------------------------------------------------------------------------------

Portfolio Highlights
================================================================================
TWENTY-FIVE LARGEST HOLDINGS
--------------------------------------------------------------------------------
                                                                   Percent of
                                                                   Net Assets
                                                                     11/30/98
                                                                   ----------
Cablevision Systems (CSC Holdings)                                       2.2%
Nextel Communications ............                                       2.0
Doane Products ...................                                       1.6
Colt Telecom .....................                                       1.5
Frontiervision ...................                                       1.4
--------------------------------------------------------------------------------
Qwest Communications .............                                       1.4
Repap New Brunswick ..............                                       1.3
Plastic Containers ...............                                       1.2
Herff Jones ......................                                       1.1
Metronet Communications ..........                                       1.0
--------------------------------------------------------------------------------
Premier Parks ....................                                       1.0
Communications & Power Industries                                        1.0
Starwood Hotel and Resort ........                                       1.0
HMH Properties ...................                                       1.0
Marcus Cable .....................                                       0.9
--------------------------------------------------------------------------------
Protection One Alarm .............                                       0.9
Courtyard by Marriott II .........                                       0.9
Grand Casinos ....................                                       0.9
ISG Resources ....................                                       0.9
PSINet ...........................                                       0.9
--------------------------------------------------------------------------------
E. Spire Communications ..........                                       0.9
Coinmach .........................                                       0.9
Intertek Finance .................                                       0.8
TravelCenters of America .........                                       0.8
Energy Corporation of America ....                                       0.8

Total ............................                                      28.3%
                                                                        ====

================================================================================

Portfolio Highlights
--------------------
SECTOR Diversification
----------------------
                                         Percent of      Percent of
                                         Net Assets      Net Assets
                                          5/31/98         11/30/98
                                          -------         --------

Telecommunications ..........                12%            17%
Cable Operators .............                 4              8
Consumer Products ...........                 9              7
Broadcasting ................                 4              5
Health Care .................                 4              5
Service .....................                 7              5
Energy ......................                 4              4
Gaming ......................                 3              4
Lodging .....................                 2              4
Manufacturing ...............                 4              3
Food and Tobacco ............                 4              3
Container ...................                 2              3
Aerospace and Defense .......                 3              2
Specialty Chemicals .........                 2              2
Automobiles and Related .....                 1              2
Printing and Publishing .....                 3              2
Building Products ...........                 3              2
Textiles and Apparel ........                 3              2
Supermarkets ................                 2              2
Transportation ..............                 2              2
Paper and Paper Products ....                 2              2
Short-Term ..................                 5              2
All Other ...................                14             10
Other Assets Less Liabilities                 1              2
--------------------------------------------------------------------------------
Total .......................               100%           100%

================================================================================

PERFORMANCE COMPARISON
----------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[High Yield Fund SEC Chart Shown here]]

AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

--------------------------------------------------------------------------------

Periods  Ended  11/30/98  1 Year        3 Years        5 Years        10 Years
------------------------  ------        -------        -------        --------

High Yield Fund           6.27%         10.69%         7.72%          8.73%

--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
FINANCIAL HIGHLIGHTS
--------------------
                                  For a share outstanding throughout each period
                                  ----------------------------------------------
Unaudited
--------------------------------------------------------------------------------

                                   6 Months          Year                                                     3 Months++       Year
                                     Ended          Ended                                                      Ended          Ended
                                   11/30/98        5/31/98         5/31/97        5/31/96      5/31/95        5/31/94       2/28/94
                                   ------------------------------------------------------------------------------------------------
NET ASSET VALUE

Beginning of period .........   $       8.85   $       8.43  $       8.13  $       8.16  $       8.37  $       9.15   $       8.58
Investment activities
Net investment income .......           0.38           0.77          0.75          0.73          0.75          0.18           0.81
Net realized and
unrealized gain (loss) ......          (0.39)          0.41          0.30         (0.02)        (0.20)        (0.78)          0.57
Total from
investment activities .......          (0.01)          1.18          1.05          0.71          0.55         (0.60)          1.38
Distributions
        Net investment income          (0.38)         (0.76)        (0.75)        (0.74)        (0.76)        (0.18)         (0.81)

NET ASSET VALUE
End of period ...............   $       8.46   $       8.85  $       8.43  $       8.13  $       8.16  $       8.37   $       9.15
Ratios/Supplemental Data
Total returns * .............          (0.08)%        14.51%        13.49%         9.06%         7.09%        (6.52)%        16.59%
Ratio of expenses to
average net assets ..........           0.82%+         0.81%         0.84%         0.85%         0.88%         0.85%+         0.85%
Ratio of net investment
income to average
net assets ..................           8.80%+         8.78%         9.15%         8.89%         9.27%         8.37%+         8.99%
Portfolio turnover rate .....          95.7%+        129.6%        111.3%        100.1%         74.2%         62.5%+        107.0%
Net assets, end of period
(in millions) ...............   $      1,702      $   1,725     $   1,401     $   1,229     $   1,208     $   1,241      $   1,624


* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.
+    Annualized.
++   The fund's fiscal year-end was changed to May 31.

    The accompanying notes are an integral part of these financial statements.

================================================================================

STATEMENT OF NET ASSETS

Unaudited                                                      November 30, 1998

T. Rowe Price High Yield Fund

                                                        Par/Shares       Value
                                                              In thousands

CORPORATE BONDS AND NOTES  89.0%
-------------------------  -----
Advertising                 0.5%
-----------                 ----
American Business Information, Sr. Sub. Notes, (144a)
        9.50%, 6/15/08 ..............................   $ 4,450    $ 3,738
Outdoor Communications, Sr. Sub. Notes, 9.25%, 8/15 .     5,000      5,300
                                                                     9,038
Aerospace and Defense 2.5%
Communications & Power Industries
        Sr. Sub. Notes, 12.00%, 8/1/05 ..............    15,900     16,814
Dyncorp, Sr. Sub. Notes, 9.50%, 3/1/07 ..............    10,625     10,625
L 3 Communications, Sr. Sub. Notes, 10.375%, 5/1/07 .     9,300     10,230
Pacific Aerospace & Electronics
        Sr. Sub. Notes, (144a), 11.25%, 8/1/05 ......     5,750      4,830
                                                                    42,499
                                                                    ------
Automobiles and Related 2.4%
----------------------------
Advance Stores, Sr. Sub. Notes, (144a), 10.25%, 4/15/08  10,700     10,968
Federal-Mogul, Sr. Notes, 7.75%, 7/1/06 .............    12,000     11,942
MSX International, Sr. Sub. Notes, (144a),
     11.375%, 1/15/08 ...............................    10,600     10,229
Trident Automotive PLC
        Sr. Sub. Notes, (144a), 10.00%, 12/15/05 ....     7,000      7,105
                                                                    40,244
                                                                    ------

Broadcasting  3.9%
------------  ----
Azteca Holdings, Sr. Secured Notes, 11.00%, 6/15/02 .     2,800      2,464
Benedek Broadcasting, Sr. Notes, 11.875%, 3/1/05 ....     9,900     10,791
CBS Radio, Sub. Deb., 11.375%, 1/15/09 ..............     7,633      8,892
Chancellor Media, Sr. Sub. Notes, 9.375%, 10/1/04 ...     9,500      9,904
Citadel Broadcasting, Sr. Sub. Notes, (144a),
     9.25%, 11/15/08 ................................     2,850      2,957
Jacor Communications, Sr. Sub. Notes, 8.00%, 2/15/10      5,625      5,906
LIN Holdings, Sr. Disc. Notes, STEP, 0%, 3/1/08 .....     3,400      2,363
Muzak, Gtd. Sr. Notes, 10.00%, 10/1/03 ..............    10,200     10,633
Radio Unica, Sr. Disc. Notes, (144a), STEP, 0%, 8/1/06    4,750      2,518
Sinclair Broadcast Group, Sr. Sub. Notes,
     8.75%, 12/15/07 ................................     3,750      3,788
TV Azteca, Gtd. Sr. Notes, 10.50%, 2/15/07 ..........     6,600      5,874
                                                                    66,090

                                                                    ------
Building Products  2.1%
-----------------  ----
American Builders & Contractors Supply
        Sr. Sub. Notes, 10.625%, 5/15/07 ............    12,000     11,460
Associated Materials, Sr. Sub. Notes, 9.25%, 3/1/08 .     2,650      2,650
Building Materials, Sr. Notes, 7.75%, 7/15/05 .......   $ 6,250    $ 6,203
Falcon Building Products, Sr. Sub. Disc
     Notes, STEP  0%, 6/15/07 .......................     2,270      1,294
ISG Resources, Sr. Sub. Notes, 10.00%, 4/15/08 ......    14,750     14,824
                                                                    36,431
                                                                    ------
Building and Real Estate  0.3%
------------------------  ----
LNR Property, Sr. Sub. Notes, (144a), 9.375%, 3/15/08     5,000      4,750
                                                                     4,750
                                                                     -----
Cable Operators 6.2%
--------------------
Adelphia Communications, Sr. Notes, 9.875%, 3/1/07 ..     5,750      6,339
Classic Cable, Sr. Sub. Notes, (144a), 9.875%, 8/1/08     5,000      5,225
Classic Communications, Units
        (Each Unit consists of $1,000 par
        Sr. Disc. Note, (144a), STEP, 0%, 8/1/09
        and 3 Warrants) .............................     3,000      1,807
CSC Holdings, Sr. Deb., 7.625%, 7/15/18 .............    13,500     13,494
Falcon Holding Group, Sr. Disc. Notes, STEP
                0%, 4/15/10 .........................     5,375      3,729
Frontiervision
        Sr. Disc. Notes, STEP, 0%, 9/15/07 ..........    17,850     14,994
        Sr. Notes, 11.00%, 10/15/06 .................     8,300      9,337
Fundy Cable, Sr. Secured 2nd Priority Notes,
     11.00%, 11/15/05 ...............................     5,700      6,099
Marcus Cable
        Sr. Disc. Notes, STEP
                0%, 8/1/04 ..........................     3,000      2,985
                0%, 12/15/05 ........................    13,655     12,904
Mediacom Capital, Sr. Notes, (144a), 8.50%, 4/15/08 .     8,150      8,354
Northland Cable Television, Sr. Sub. Notes,
                10.25%, 11/15/07                         12,000     12,720
United International Holdings, Sr. Disc. Notes, STEP
                0%, 2/15/08 .........................    12,975      7,623
                                                                   105,610
                                                                   -------
Conglomerates 0.5%
------------------
ICF Kaiser International, Sr. Notes, 13.00%, 12/31/03     9,100      9,009
                                                                     9,009
                                                                     -----
Consumer Products 7.2%
----------------------
American Safety Razor, Sr. Notes, 9.875%, 8/1/05 ....    12,000     11,880
Anchor Advanced, Sr. Notes, 11.75%, 4/1/04 ..........    10,400     11,336
Ballys Health & Tennis, Sr. Sub. Notes,
                    9.875%, 10/15/07                      9,100      9,009
Chattem, Sr. Sub. Notes, 12.75%, 6/15/04 ............   $ 4,840    $ 5,336
Doane Products, Sr. Sub. Notes, (144a), 9.75%, 5/15/07   26,587     27,252
Hedstrom Holdings
        Sr. Disc. Notes, STEP, 0%, 6/1/09 ...........     2,100      1,152
        Sr. Notes, 10.00%, 6/1/07 ...................     4,250      3,570
Herff Jones, Sr. Sub. Notes, 11.00%, 8/15/05 ........    17,175     18,721
Holmes Products, Gtd. Notes, 9.875%, 11/15/07 .......     9,750      9,360
Keebler, Sr. Sub. Notes, 10.75%, 7/1/06 .............     9,500     10,687
Purina Mills, Sr. Sub. Notes, (144a), 9.00%, 3/15/10      8,750      9,012
Revlon Consumer Products, Sr. Sub. Notes, 8.625%, 2/1/08  3,950      3,911

                                                                   121,226
                                                                   -------
Container 2.7%
--------------
Applied Extrusion Technology, Sr. Notes, 11.50%, 4/1/02   5,575      5,798
Ball, Sr. Notes, (144a), 7.75%, 8/1/06 ..............     7,000      7,350
Bway, Sr. Sub. Notes, 10.25%, 4/15/07 ...............    12,000     12,780
Plastic Containers, Sr. Secured Notes, 10.00%, 12/15/06  19,140     20,097
                                                                    46,025
                                                                    ------
Electric Utilities 0.6%
-----------------------
Niagara Mohawk
        Sr. Disc. Notes, STEP, 0%, 7/1/10 ...........     8,000      6,098
        Sr. Notes, 7.75%, 10/1/08 ...................     4,000      4,318
                                                                    10,416
                                                                    ------
Electronic Components  0.5%
---------------------------
Fairchild Semiconductor, Sr. Sub. Notes,
          10.125%, 3/15/07                                3,075      3,014
MCMS, Sr. Sub. Notes, 9.75%, 3/1/08 .................     1,795      1,436
Viasystems, Sr. Sub. Notes, 9.75%, 6/1/07 ...........     4,150      4,067
                                                                     8,517
                                                                     -----
Energy   4.1%
-------------
Bellwether Exploration, Sr. Sub. Notes, 10.875%, 4/1/07  10,900     11,009
Benton Oil & Gas, Sr. Notes, 9.375%, 11/1/07 ........     3,000      1,500
Canadian Forest Oil, Sr. Sub. Notes, 8.75%, 9/15/07 .     2,850      2,765
Energy Corporation of America, Sr. Sub. Notes,
                    9.50%, 5/15/07                       13,375     12,840
Flores & Rucks, Sr. Sub. Notes, 9.75%, 10/1/06 ......     6,850      7,329
Kelley Oil & Gas, Sr. Sub. Notes, 10.375%, 10/15/06 .     8,625      6,555
Lomak Petroleum, Sr. Sub. Notes, 8.75%, 1/15/07 .....     5,700      5,372
Plains Resources, Sr. Sub. Notes, 10.25%, 3/15/06 ...    12,185     12,794
Rutherford Moran Oil, Sr. Sub. Notes, 10.75%, 10/1/04 7,000 5,600 Universal Compression, Sr. Disc. Notes, STEP,
                    0%, 2/15/08                           6,000      3,570
                                                                    69,334
Entertainment and Leisure 1.3%
------------------------------
Cinemark USA
        Sr. Sub. Notes
                8.50%, 8/1/08 .......................   $ 2,000    $ 1,990
                9.625%, 8/1/08 ......................     2,000      2,095
Loews Cineplex Entertainment, Sr. Sub. Notes, (144a)
                8.875%, 8/1/08 ......................     1,925      1,990
Premier Parks, Sr. Disc. Notes, STEP, 0%, 4/1/08 ....     3,150      2,158
Six Flags Entertainment, Sr. Notes, 8.875%, 4/1/06 .. 1,325 1,379 Six Flags Theme Parks, Sr. Sub. Disc. Notes,
               12.25%, 6/115/05                          12,100     13,431
                                                                    23,043

                                                                    ------
Financial  0.9%
---------------
Bank United, Trust Pfd. Securities, 10.25%, 12/31/26      7,500      7,650
First Federal Financial, 11.75%, 10/1/04 ............     2,200      2,288
Ocwen Capital Trust I, 10.875%, 8/1/27 ..............     3,950      2,982
Ocwen Financial, Sr. Notes, 11.875%, 10/1/03 ........     3,400      2,958
                                                                    15,878
                                                                    ------
Food and Tobacco  2.9%
----------------------
Archibald Candy, Sr. Secured Notes, 10.25%, 7/1/04 ..     8,500      8,670
B&G Foods, Sr. Sub. Notes, 9.625%, 8/1/07 ...........    12,000     11,940
Del Monte Foods, Sr. Disc. Notes, STEP, 0%, 12/15/07 2,925 2,048 Eagle Family Foods, Sr. Sub. Notes, (144a),
               8.75%, 1/15/08........................     5,000      4,688
International Home Foods, Gtd. Sr. Sub. Notes
               10.375%, 11/1/06 .....................    10,850     11,772
Smithfield Foods, Sr. Sub. Notes, (144a),
               7.625%, 2/15/08 ......................     4,625      4,648
Southern Foods, Sr. Sub. Notes, (144a), 9.875%, 9/1/07    5,500      5,747
                                                                    49,513
                                                                    ------
Gaming  3.7%
------------
Argosy Gaming, Sub. Notes, 12.00%, 6/1/01 ...........     3,850      3,874
Boyd Gaming, Sr. Sub. Notes, 9.50%, 7/15/07 .........     5,000      4,900
Casino America, Sr. Notes, 12.50%, 8/1/03 ...........     4,750      5,273
Eldorado Resorts, Sr. Sub. Notes, 10.50%, 8/15/06 ...     6,000      6,240
Grand Casinos
        Sr. Sub. Notes
                9.00%, 10/15/04 .....................     3,900      4,231
                10.125%, 12/1/03 ....................     9,800     10,723
Players International, Sr. Notes, 10.875%, 4/15/05 ..     8,700      9,331
Rio Hotel & Casino, Sr. Sub. Notes, 10.625%, 7/15/05    $ 9,570    $10,407
Venetian Casino Resort, Mtg. Notes, 12.25%, 11/15/04      8,100      7,776
                                                                    62,755
                                                                    ------
Health Care  4.9%
-----------------
Alliance Imaging, Sr. Sub. Notes, 9.625%, 12/15/05 ..     8,000      7,840
Dade International, Sr. Sub. Notes, 11.125%, 5/1/06 .     9,500     10,450
Fresenius Med Care Capital Trust II, 7.875%, 2/1/08 . 1,000 1,005 Genesis Health Ventures
        Sr. Sub. Notes
               9.25%, 10/1/06 ......................      7,475      7,288
               9.75%, 6/15/05 ......................        900        900
Hudson Respiratory Care, Sr. Sub. Notes, 9.125%, 4/15/08 3,150 2,394 Integrated Health Services, Sr. Sub. Notes
               9.50%, 9/15/07 ......................      5,315      5,249
       (144a), 9.25%, 1/15/08 ......................      5,200      5,018
Kinetic Concepts, Sr. Sub. Notes, 9.625%, 11/1/07 ...     7,650      7,363
Mariner Post Acute Network, Sr. Sub. Notes, 9.50%,
               11/1/07...............................     4,500      3,668
Owens & Minor, Sr. Sub. Notes, 10.875%, 6/1/06 ......    10,000     10,725
Quest Diagnostic, Gtd. Sr. Sub. Notes, 10.75%, 12/15/06   8,750      9,712
Tenet Healthcare
        Sr. Sub. Notes, (144a), 8.125%, 12/1/08 .....     8,000      8,280
        Sub. Exch. Notes, 6.00%, 12/1/05 ............     5,000      4,188
                                                                    84,080
                                                                    ------

Lodging  3.5%
-------------
Courtyard by Marriott II, Sr. Secured Notes,
               10.75%, 2/1/08 .......................    14,700     15,361
HMH Properties, Sr. Notes, 7.875%, 8/1/08 ...........    16,950     16,611
ITT, Sr. Deb., 7.375%, 11/15/15 .....................     3,300      2,869
Red Roof Inns, Sr. Notes, 9.625%, 12/15/03 ..........     8,350      8,580
Starwood Hotel & Resort, Sr. Secured Notes, VR
                8.299%, 2/23/03 + ...................    16,875     16,622
                                                                    60,043
                                                                    ------
Manufacturing  3.4%
-------------------
Clark Material Handling, Sr. Notes, 10.75%, 11/15/06      5,000      5,088
Goss Graphic Systems, Sr. Sub. Notes, 12.00%, 10/15/06    1,095      1,040
Grove Holdings, Sr. Disc. Deb., (144a), STEP, 0%, 5/1/09  2,850      1,340
Grove Worldwide, Sr. Sub. Notes, (144a), 9.25%, 5/1/08    6,800      6,460
Hawk, Sr. Notes, 10.25%, 12/1/03 ....................    10,629     11,267
HCC Industries, Sr. Sub. Notes, 10.75%, 5/15/07 $ ...    12,250    $11,882
International Wire, Sr. Sub. Notes, 11.75%, 6/1/05 ..    10,752     11,236
Key Components, Sr. Notes, (144a), 10.50%, 6/1/08 ...     2,000      1,880
Paragon Corporate Holdings, Sr. Notes, (144a),
                 9.625%, 4/1/08 .....................     8,450      7,098
                                                                    57,291
                                                                    ------
Metals and Mining 1.4%
----------------------
AEI Holding, Sr. Notes, (144a), 10.00%, 11/15/07 ....    10,510     10,825
International Utility Structures, Sr. Sub. Notes,
               10 75%, 2/1/08 .......................     3,000      2,790
P&L Coal Holdings, Sr. Notes, (144a), 8.875%, 5/15/08     4,750      4,893
Republic Engineered Steels, 1st Mtg. Notes,
                9.875%, 12/15/01 ....................     4,800      4,848
                                                                    23,356
                                                                    ------
Paper and Paper Products 1.7%
-----------------------------
Repap New Brunswick
        Sr. Notes, 10.625%, 4/15/05 .................    24,600     19,557
        Sr. Secured 1st Priority Notes, 9.00%, 6/1/04     3,300      3,267
Riverwood International
        Sr. Notes
                10.25%, 4/1/06 ......................       850        861
                10.625%, 8/1/07 .....................     4,800      4,908
                                                                    28,593
                                                                    ------

Printing and Publishing 2.1%
----------------------------
American Lawyer Media
        Sr. Disc. Notes, (144a), STEP, 0%, 12/15/08 .     3,275      2,063
Hollinger International Publishing, Gtd. Notes,
                9.25%, 3/15/07 ......................     9,900     10,519
Liberty Group, Sr. Sub. Notes, (144a), 9.375%, 2/1/08     5,750      5,635
Sun Media
        Sr. Sub. Notes
                9.50%, 2/15/07 ......................     4,275      4,670
                9.50%, 5/15/07 ......................     2,925      3,196
Transwestern Holdings, Sr. Disc. Notes, STEP,
                   0%, 11/15/08 .....................     9,450      6,261
Transwestern Publishing, Sr. Sub. Notes,
               9.625%, 11/15/07 .....................     3,900      4,085
                                                                    36,429
                                                                    ------
Restaurants   1.2%
------------------
Ameriserve Food Distribution, Gtd. Sr. Sub. Notes
                8.875%, 10/15/06 ....................     8,750      8,312
Krystal, Sr. Notes, 10.25%, 10/1/07 .................     5,000      5,100
Mrs. Fields, Gtd. Sr. Sub. Notes, (144a),
               10.125%, 12/1/04 .....................     7,100      6,461
                                                                    19,873
                                                                    ------
Retail  1.2%
------------
MTS, Sr. Sub. Notes, 9.375%, 5/1/05 .................   $ 3,925    $ 3,817
Nine West, Sr. Notes, 8.375%, 8/15/05 ...............     8,250      8,044
Safelite Glass, Sr. Sub. Notes, (144a), 9.875%, 12/15/06  9,250      9,065
                                                                    20,926
                                                                    ------
Service  4.7%
-------------
AP Holdings, Sr. Disc. Notes, STEP, 0%, 3/15/08 .....     4,300      2,279
APCOA, Sr. Sub. Notes, 9.25%, 3/15/08 ...............    10,000      9,300
Coinmach, Sr. Sub. Notes, 11.75%, 11/15/05 ..........    13,275     14,536
DecisionOne, Sr. Sub. Notes, 9.75%, 8/1/07 ..........     3,735      1,681
Host Marriott Travel, Sr. Notes, 9.50%, 5/15/05 .....    12,200     12,780
Intertek Finance, Sr. Sub. Notes, 10.25%, 11/1/06 ...    13,750     13,784
Protection One Alarm
        Gtd. Sr. Disc. Notes
                13.625%, 6/30/05 ....................     7,735      8,818
        (144a), 7.375%, 8/15/05 .....................     4,750      4,836
Rural/Metro, Sr. Notes, 7.875%, 3/15/08 .............    12,350     11,486
                                                                    79,500
                                                                    ------
Specialty Chemicals 2.5%
------------------------
American Pacific, Sr. Notes, (144a), 9.25%, 3/1/05 ..    11,000     10,890
Koppers Industry, Sr. Sub. Notes, 9.875%, 12/1/07 ...    11,025     10,694
Octel, Sr. Notes, 10.00%, 5/1/06 ....................     9,950     10,348
Sovereign Speciality, Sr. Sub. Notes, (144a),
                   9.50%, 8/1/07.....................    10,000      9,950
                                                                    41,882
                                                                    ------

Supermarkets 1.9%
-----------------
Jitney-Jungle Stores
        Sr. Sub. Notes
                10.375%, 9/15/07 ....................     4,125      4,208
                12.00%, 3/1/06 ......................     7,530      8,452
Shoppers Food Warehouse, Sr. Notes, 9.75%, 6/15/04 ..     7,500      8,156
The Pantry, Sr. Sub. Notes, 10.25%, 10/15/07 ........    11,000     11,495
                                                                    32,311
                                                                    ------
Telecommunications 14.7%
------------------------
21st Century Telecom, Sr. Disc. Notes, STEP, 0%, 2/15/08 3,600 1,512 Clearnet Communications, Sr. Disc. Notes, STEP,
               0%, 12/15/05..........................     4,300      3,763
Colt Telecom
        Sr. Disc. Notes, STEP, 0%, 12/15/06 .........    17,000     14,492
        Sr. Notes (DEM), 8.875%, 11/30/07 ...........    10,401      6,499
Comcast Cellular, Sr. Notes, 9.50%, 5/1/07 ..........   $ 1,800    $ 1,940
E. Spire Communications
        Sr. Disc. Notes, (144a), STEP, 0%, 7/1/08 ...    16,800      8,400
        Sr. Notes, 13.75%, 7/15/07 ..................     1,900      2,071
GST Equipment, Sr. Notes, 13.25%, 5/1/07 ............     3,000      3,105
ICG Services, Sr. Disc. Notes, STEP, 0%, 9/15/05 ....    15,000     12,258
Intercel, Sr. Disc. Notes, STEP, 0%, 2/1/06 .........     7,750      5,849
Intermedia Communications of Florida
        Sr. Disc. Notes, STEP, 0%, 7/15/07 ..........     8,225      5,840
Mastec, Sr. Sub. Notes, (144a), 7.75%, 2/1/08 .......    10,250      9,866
Metromedia Fiber, Sr. Notes, (144a), 10.00%, 11/15/08     6,000      6,240
Metronet Communications
        Sr. Disc. Notes, STEP
                0%, 11/1/07 .........................     6,200      4,154
                0%, 6/15/08 .........................     6,350      3,937
        Sr. Notes, 12.00%, 8/15/07 ..................     8,250      9,178
Microcell Telecommunications
        Sr. Disc. Notes, STEP, 0%, 6/1/06 ...........    10,575      8,037
Nextel Communications
        Sr. Disc. Notes, STEP
                0%, 8/15/04 .........................    11,500     11,298
                0%, 10/31/07 ........................     9,050      5,747
                0%, 2/15/08 .........................    12,650      7,780
Nextlink Communications, Sr. Notes, 12.50%, 4/15/06 .     9,375     10,312
Page America Group, PIK, 15.00%, 12/31/98 *+++* .....     9,800      6,753
Pegasus Communications
        Sr. Notes
                9.625%, 10/15/05 ....................     1,950      1,950
                9.75%, 12/1/06 ......................     4,900      4,802
Premiere Technologies, Sub. Conv. Notes, 5.75%, 7/1/04 6,000 2,928 Price Communications Wireless, Sr. Notes, (144a)
                9.125%, 12/15/06 ....................     9,850     10,244
PSINet
        Sr. Notes, (144a)
                10.00%, 2/15/05 .....................     4,200      4,253
                11.50%, 11/1/08 .....................     9,900     10,543

Qwest Communications
        Sr. Disc. Notes, STEP, 0%, 10/15/07 .........    10,185      7,919
        Sr. Notes, (144a), 7.50%, 11/1/08 ...........    15,000     15,337
RSL Communications, Sr. Notes, (144a), 12.00%, 11/1/08  $ 8,700    $ 9,157
Satelites Mexicanos, Sr. Notes, (144a), 10.125%, 11/1/04  4,700      3,995
Sitel, Sr. Sub. Notes, 9.25%, 3/15/06 ...............     6,000      5,100
Teligent
        Sr. Disc. Notes, STEP, 0%, 3/1/08 ...........    10,550      5,486
        Sr. Notes, 11.50%, 12/1/07 ..................       950        902
Verio
        Sr. Notes
                10.375%, 4/1/05 .....................     2,725      2,739
        (144a), 11.25%, 12/1/08 .....................     7,700      8,008
Viatel
        Sr. Disc. Notes
                11.25%, 4/15/08 .....................     4,900      4,900
        STEP, 0%, 4/15/08 ...........................     5,800      3,335
                                                                   250,629
                                                                   -------
Textiles and Apparel  1.8%
--------------------------
Delta Mills, Sr. Notes, 9.625%, 9/1/07 ..............    10,600     10,547
Dyersburg, Sr. Sub. Notes, 9.75%, 9/1/07 ............    10,100      9,292
Glenoit, Sr. Sub. Notes, 11.00%, 4/15/07 ............     3,000      2,865
Plaid Clothing Group, Sr. Sub. Notes, 11.00%, 8/1/03 *    8,650          0
Westpoint Stevens, Sr. Notes, 7.875%, 6/15/08 .......     7,450      7,674
                                                                    30,378
                                                                    ------
Transportation  1.7%
--------------------
Greyhound Lines, Sr. Notes, 11.50%, 4/15/07 .........     6,750      7,762
Stena, Sr. Notes, 10.50%, 12/15/05 ..................     7,000      7,280
TravelCenters of America, Sr. Sub. Notes, 10.25%, 4/1/07 13,500     13,635
                                                                    28,677
Total Corporate Bonds and Notes (Cost  $1,526,816)               1,514,346
                                                                 =========

EQUITY AND CONVERTIBLE SECURITIES 7.7%
--------------------------------------
Automobiles and Related 0.0%
----------------------------
Hayes Wheels International, Warrants, 7/1/03 * ......        18        264
                                                                       264
                                                                       ---
Beverages   0.7%
----------------
Dr Pepper Bottling Holdings, Common Stock (Class A) *+^    397     11,897
                                                                    11,897
                                                                    ------
Broadcasting  1.5%
------------------
Capstar Broadcasting, PIK, Sr. Exch. Pfd. Stock .....        96    $11,473
Citadel Broadcasting, PIK, Exch. Pfd. Stock .........        52      6,141
Cumulus Media, PIK, Exch. Pfd. Stock (Series A) .....         4      4,400
Spanish Broadcasting System
        PIK, Sr. Exch. Pfd. Stock ...................         4      3,700
        Warrants, 6/30/99 * .........................         3        615
                                                                    26,329
                                                                    ------

Building and Real Estate 0.1%
-----------------------------
Camden Property Trust, REIT, Common Stock ...........        50      1,284
                                                                     1,284
                                                                     -----
Cable Operators 1.4%
--------------------
CSC Holdings
        PIK, Pfd. Stock (Series H) ..................        38      4,338
        PIK, Pfd. Stock (Series M) ..................       173     19,547
Peachtree Cable Associates Ltd., Common Stock *+ ....        10        170
Time Warner, Common Stock ...........................         1         81
UIH Australia Pacific, Warrants, 5/15/06 * ..........         5         12
Wireless One, Warrants, 10/19/00 * ..................        19          0
                                                                    24,148
                                                                    ------
Containers  0.2%
----------------
Furon, Common Stock .................................       150      2,578
                                                                     2,578
                                                                     -----
Conglomerates 0.0%
------------------
ICF Kaiser International, Warrants, 12/31/99 * ......        37          0
                                                                         0
                                                                         -
Consumer Products  0.0%
-----------------------
Hedstrom Holdings, Common Stock .....................       246        246
                                                                       246
Electronic Computers  0.2%
--------------------------
MCMS, PIK, Exch. Pfd. Stock (144a) ..................        21      1,342
Wang Laboratories, Common Stock * ...................        60      1,534
                                                                     2,876
                                                                     -----
Energy   0.3%
-------------
Clark USA, PIK, Cum. Sr. Exch. Pfd. Stock ...........        53      4,250
                                                                     4,250
                                                                     -----
Gaming 0.0%
-----------
Becker Gaming, Warrants, 11/15/00 *+ ................       425        106
Hollywood Casino, Common Stock (Class A) * ..........        93    $   126
Isle of Capri Casinos, Common Stock .................        24         76
President Casinos, Warrants, (144a), 9/30/99 *+^ ....       214         11
                                                                       319
                                                                       ---
Health Care  0.0%
Wright Medical Technology, Warrants, 6/30/03 *+ .....        38          0
                                                                         0
                                                                         -
Metals and Mining  0.1%
International Utility Structures
        Common Stock (CAD) * ........................        25         57
        PIK, Pfd. Stock .............................         1        990
                                                                     1,047
                                                                     -----

Printing and Publishing  0.2%
Primedia, Exch. Pfd. Stock (Series G) (144a) ........        30      2,880
                                                                     2,880
                                                                     -----
Retail 0.0%
Lamonts Apparel
        Common Stock * ..............................         3          1
        Warrants, 1/31/08 * .........................         1          1
                                                                         2
                                                                         -
Service  0.1%
Efficient Market Services, Conv. Pfd. Stock *+=^.....       364        480
Protection One, Common Stock * ......................       200      1,925
                                                                     2,405
                                                                     -----
Telecommunications  2.7%
------------------------
Allegiance Telecom, Warrants, 2/3/08 * ..............         8         16
Clearnet Communications, Warrants, 9/15/05 * ........        57        370
Colt Telecom, Warrants, 12/15/06 * ..................        12      4,522
Concentric Network, PIK, Exch. Pfd. Stock (Series B)          3      2,137
E. Spire Communications
        PIK, Jr. Red. Pfd. Stock ....................        44      2,837
        Warrants, 11/1/05 * .........................        12      1,320
Global Crossing Holdings, PIK, Exch. Pfd. Stock (144a)       57      5,729
Globalstar, Warrants, (144a), 2/15/04 * .............         7        399
Intermedia Communications of Florida
        PIK, Exch. Pfd. Stock .......................        49      5,008
        Warrants, 6/1/00 * ..........................         2         92
Metronet Communications, Warrants, 8/15/07 * ........         8    $   296
Microcell Telecommunications, Warrants, (144a), 6/15/06      33        431
Nextel Communications
        Common Stock * ..............................        12        262
        PIK, Exch. Pfd. Stock .......................        29      3,041
        PIK, Exch. Pfd. Stock (Series E) ............         6      5,430
Page America Group
        Common Stock *+++ ...........................     1,109        109
        Conv. Pfd. Stock (Series I) *+++ ............        20        208
        Warrants *+++ ...............................       711          0
Pegasus Communications, PIK, Exch. Pfd. Stock .......         5      4,808
Powertel, Warrants, 2/1/06 * ........................        64        448
RSL Commincations, Warrants, (144a), 11/15/06 * .....         3        285
Rural Cellular, PIK, Sr. Exch. Pfd. Stock ...........         9      8,605
Viatel, PIK, Exch. Pfd Stock (Series A) .............         5        160
                                                                    46,513
                                                                    ------

Textiles and Apparel 0.2%
-------------------------
Anvil Holdings, PIK, Sr. Exch. Pfd. Stock (Series B)        177      3,549
                                                                     3,549
Total Equity and Convertible Securities (Cost $126,854)            130,587
-------------------------------------------------------            -------
Money Market Funds 1.8%
Reserve Investment Fund, 5.34% # ....................    31,871     31,871
Total Money Market Funds (Cost  $31,871)                            31,871
------------------------------  --------                            ------

Total Investments in Securities
98.5% of Net Assets (Cost $1,685,541)                           $1,676,804
--------------------------------------------------------------------------
Other Assets Less Liabilities .......................               24,936
--------------------------------------------------------------------------
NET ASSETS ..........................................           $1,701,740
================================================================================
Net Assets Consist of:
Accumulated net investment income - net of distributions           $ 1,928
--------------------------------------------------------------------------
Accumulated net realized gain/loss - net of distribution          (159,994)
---------------------------------------------------------------------------
Net unrealized gain (loss) ..........................               (8,737)
---------------------------------------------------------------------------
Paid-in-capital applicable to 201,245,438 shares of $0.01 par value capital stock outstanding; 1,000,000,000
shares authorized                                                1,868,543
--------------------------------------------------------------------------
NET ASSETS ..........................................           $1,701,740
--------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                           $ 8.46
--------------------------------------------------------------------------
     +    Private Placement
     *    Non-income producing
     ++   Security valued by the Fund's Board of Directors
     ^ Security contains some restictions as to public resale - total of such securities at period-end amounts to 1.1% of net assets
     #    Seven-day yield
     CAD  Canadian dollar
     DEM  German deutschmark
     PIK  Payment-in-Kind
     REIT Real Estate Investment Trust
     STEP Stepped  Coupon  Bond for  which  the  interest  rate  will  adjust on specified future date
     VR   Variable Rate
     144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at period-end amounts to 18.5% of net assets. 12 In thousands 12 Par/Shares Value 12

The accompanying notes are an integral part of these financial statements.
================================================================================

STATEMENT OF OPERATIONS
In thousands
Unaudited
                                                                      6 Months
                                                                         Ended
                                                                      11/30/98
                                                                      --------
Investment Income
Income
        Interest ..........................................          $ 74,668
        Dividend ..........................................             5,382
        Total income ......................................            80,050
Expenses
        Investment management .............................             5,181
        Shareholder servicing .............................             1,420
        Custody and accounting ............................                88
        Prospectus and shareholder reports ................                54
        Proxy and annual meeting ..........................                22
        Registration ......................................                20
        Legal and audit ...................................                13
        Directors .........................................                 5
        Miscellaneous .....................................                 5
        Total expenses ....................................             6,808
Net investment income .....................................            73,242
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
        Securities ........................................           (24,294)
        Foreign currency transactions .....................               335
        Net  realized  gain  (loss) .......................           (23,959)

Change  in  net unrealized  gain or loss on securities ....           (53,205)

Net realized and unrealized gain (loss) ...................           (77,164)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                    $ (3,922)

--------------------------------------------------------------------------------
The  accompanying  notes are an integral part of these  financial  statements.
================================================================================

STATEMENT  OF  CHANGES IN NET ASSETS
In thousands
Unaudited
T. Rowe Price High
Yield Fund
                                                           6 Months        Year
                                                              Ended       Ended
                                                           11/30/98     5/31/98
                                                           --------     -------
Increase (Decrease) in Net Assets
Operations
    Net investment income ...........................  $    73,242  $   138,102
    Net realized gain (loss) ........................      (23,959)      60,611
    Change in net unrealized gain or loss ...........      (53,205)      11,632
    Increase (decrease) in net assets from operations       (3,922)     210,345
Distributions to shareholders
    Net investment income ...........................      (73,374)    (137,504)
Capital share transactions *
    Shares sold .....................................      192,474      383,723
    Distributions reinvested ........................       60,622      112,470
    Shares redeemed .................................     (198,880)    (245,938)
    Redemption fees received ........................          245          160
    Increase (decrease) in net assets from capital
    share transactions ..............................       54,461      250,415
Net Assets
Increase (decrease) during period ...................      (22,835)     323,256
Beginning of period .................................    1,724,575    1,401,319
End of period .......................................  $ 1,701,740  $ 1,724,575

* Share information
        Shares sold .................................       22,858       43,796
        Distributions reinvested ....................        7,176       12,824
        Shares redeemed .............................      (23,611)     (28,057)
        Increase (decrease) in shares outstanding ...        6,423       28,563

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.
================================================================================

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
----------------------------------------

T. Rowe Price High Yield Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on December 31, 1984. The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     VALUATION Debt securities are generally traded in the over-the-counter market. Investments in securities with original maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

     Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     CURRENCY TRANSLATION Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     PREMIUMS AND DISCOUNTS Premiums on high-yield debt securities, other than PIK and STEP bonds, are recognized upon disposition of the security as gain or loss for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes. Original issue discounts, and all premiums and discounts on PIK and STEP bonds, are amortized for both financial reporting and tax purposes.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS
--------------------------------

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     NONINVESTMENT-GRADE DEBT SECURITIES At November 30, 1998, the fund held investments in noninvestment-grade debt securities, commonly referred to as "high-yield" or "junk" bonds. A real or perceived economic downturn or higher interest rates could adversely affect the liquidity or value, or both, of such securities because such events could lessen the ability of issuers to make principal and interest payments.

     OTHER Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $846,174,000 and $757,847,000, respectively, for the six months ended November 30, 1998.

NOTE 3 - FEDERAL INCOME TAXES
-----------------------------

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of May 31, 1998, the fund had capital loss carryforwards for federal income tax purposes of $144,842,000, of which $39,796,000 expires in 1999, $6,571,000 in 2002, and $98,475,000 thereafter through 2005. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At November 30, 1998, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $1,685,541,000. Net unrealized loss aggregated $8,737,000 at period end, of which $58,735,000 related to appreciated investments and $67,472,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS
-----------------------------------

     The investment management agreement between the fund and T. Rowe Price Associates, Inc., (the manager) provides for an annual investment management fee, of which $837,000 was payable at November 30, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.30% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc., (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At November 30, 1998, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $803,000 for the six months ended November 30, 1998, of which $164,000 was payable at period-end.

     Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Income Fund held approximately 28.9% of the outstanding shares of the High Yield Fund at November 30, 1998. For the six months then ended, the fund was allocated $544,000 of Spectrum expenses, $105,000 of which was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended November 30, 1998, totaled $1,999,000 and are reflected as interest income in the accompanying Statement of Operations. 26

================================================================================

INVESTMENT SERVICES AND INFORMATION
-----------------------------------
KNOWLEDGEABLE SERVICE REPRESENTATIVES

     BY PHONE Shareholder service representatives are available from 8 a.m. to 10 p.m. ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

     IN PERSON Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.

AUTOMATED 24-HOUR SERVICES

     TELE*ACCESS(registration mark) Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

     INTERNET. T. ROWE PRICE WEB SITE: WWW.TROWEPRICE.COM All the information and services available on Tele*Access are available on our Web site, including transactions in your fund and Discount Brokerage accounts (with preauthorized access).

ACCOUNT SERVICES

     CHECKING Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

     AUTOMATIC INVESTING Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.

     AUTOMATIC WITHDRAWAL If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

     DIVIDEND AND CAPITAL GAINS Payment Options Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

DISCOUNT BROKERAGE*

     INVESTMENTS AVAILABLE You can trade stocks, bonds, options, precious metals, mutual funds, and other securities at a savings over regular commission rates.

     TO OPEN AN ACCOUNT CALL a shareholder service representative for more information.

INVESTMENT INFORMATION

     COMBINED STATEMENT A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by type. Detail pages itemize account transactions.

     SHAREHOLDER REPORTS Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

     T. ROWE PRICE REPORT This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

     PERFORMANCE UPDATE This quarterly report reviews recent market develop-ments and provides comprehensive performance information for every T. Rowe Price fund.

     INSIGHTS This library of information includes reports on mutual fund tax issues, investment strategies, and financial markets. Detailed Investment Guides Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing, Retirees Financial Guide, and Retirement Planning Kit (also available on disk or CD-ROM for PC use) can help you determine and reach your investment goals.

     *    A  division  of  T.  Rowe  Price  Investment  Services,   Inc.  Member
          NASD/SIPC.
================================================================================

T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS
--------------------------------------------------------------------------------
DOMESTIC
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500*
Extended  Equity  Market Index
Financial  Services
Growth & Income
Growth Stock
Health  Sciences
Media &  Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America  Growth
New Era
New  Horizons**
Real Estate
Science & Technology
Small-Cap  Stock
Small-Cap Value
Spectrum Growth
Total Equity Market Index
Value

INTERNATIONAL/GLOBAL
Emerging  Markets Stock
European Stock
Global Stock
International  Discovery
International Stock
Japan
Latin America
New Asia
Spectrum  International

BOND FUNDS
--------------------------------------------------------------------------------
DOMESTIC TAXABLE
Corporate Income
GNMA
High Yield
New Income
Short-Term  Bond
Short-Term  U.S.  Government
Spectrum Income
Summit GNMA
Summit  Limited-Term Bond
U.S.  Treasury  Intermediate
U.S. Treasury Long-Term

DOMESTIC  TAX-FREE
California  Tax-Free  Bond
Florida  Intermediate Tax-Free***
Georgia  Tax-Free Bond
Maryland  Short-Term  Tax-Free Bond
Maryland Tax-Free Bond
New Jersey  Tax-Free Bond
New York Tax-Free Bond
Summit  Municipal Income
Summit  Municipal  Intermediate
Tax-Free  High  Yield
Tax-Free  Income
Tax-Free  Intermediate  Bond+
Tax-Free  Short-Intermediate
Virginia  Short-Term Tax-Free Bond
Virginia Tax-Free Bond

INTERNATIONAL/GLOBAL
Emerging Markets Bond
Global Bond++
International Bond

MONEY MARKET FUNDS+++
--------------------------------------------------------------------------------
TAXABLE
Prime Reserve
Summit Cash  Reserves
U.S.  Treasury  Money

TAX-FREE
California  Tax-Free  Money
New York Tax-Free  Money
Summit  Municipal Money Market
Tax-Exempt  Money

BLENDED ASSET FUNDS
--------------------------------------------------------------------------------
Balanced
Personal  Strategy Balanced
Personal  Strategy  Growth
Personal  Strategy  Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD VARIABLE ANNUITY
--------------------------------------------------------------------------------
Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*      Formerly named Equity Index.
**     Closed to new investors.
***    Formerly named Florida Insured Intermediate Tax-Free.
+      Formerly named Tax-Free Insured Intermediate Bond.
++     Formerly named Global Government Bond.
+++ Neither the funds nor their share prices are insured or guaranteed by the U.S. government.

Please call for a prospectus. Read it carefully before investing.

     The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by SECURITY BENEFIT LIFE INSURANCE COMPANY. In New York, it [#FSB201(11-96)] is issued by FIRST SECURITY BENEFIT LIFE INSURANCE COMPANY of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

T. Rowe Price High Yield Fund
-----------------------------

     The High Yield Fund held an annual meeting on
October 15, 1998,  to elect  directors of the fund
and to ratify the Board of Directors' selection of
PricewaterhouseCoopers   L.L.P.   as  the   fund's
independent accountants. The results of voting were as follows (by number of shares):

     For nominees to the Board of Directors for the High Yield Fund:

Calvin W. Burnett
        In favor:       111,023,155.055
        Withheld:       3,312,941.685

Anthony W. Deering
        In favor:       111,612,755.867
        Withheld:       2,723,340.873

F. Pierce Linaweaver
        In favor:       111,188,611.087
        Withheld:       3,147,485.653

William T. Reynolds
        In favor:       111,797,540.284
        Withheld:       2,538,556.456

James S. Riepe
        In favor:       111,767,299.634
        Withheld:       2,568,797.106

John G. Schreiber
        In favor:       111,737,973.605
        Withheld:       2,598,123.135

M. David Testa
        In favor:       111,765,178.967
        Withheld:       2,570,917.773

For PricewaterhouseCoopers L.L.P.
as independent accountants:
        In favor:       111,191,634.328
        Withheld:       1,100,519.336
        Abstained:      2,043,943.076

==================================================

FOR YIELD, PRICE, LAST TRANSACTION,
CURRENT BALANCE, OR TO CONDUCT
TRANSACTIONS, 24 HOURS, 7 DAYS
A WEEK, CALL TELE*ACCESS [REGISTRATION MARK]:
1-800-638-2587 toll free

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT,  CALL:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500  Baltimore area

TO OPEN A DISCOUNT BROKERAGE
ACCOUNT OR OBTAIN INFORMATION,
CALL: 1-800-638-5660 toll free

INTERNET ADDRESS:
www.troweprice.com

T. Rowe Price  Associates
100 East  Pratt  Street
Baltimore,  Maryland  21202

This report is authorized for
distribution  only to shareholders
and to others who have received
a copy of the prospectus of the
T.Rowe Price High Yield Fund. (registration mark)

INVESTOR CENTERS:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.          F57-051  11/31/98